UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – June 13, 2003

Commission File Number: 000-49971

OCEAN WEST HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	71-0876952
(State or jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

15991 Redhill Avenue, Suite 110

Tustin, California 92780

(Address of principal executive offices, including zip code)

(714) 247-4200

(Registrant’s telephone number, including area code)

Item 5.    Other Events and Required FD Disclosure.

On June 13, 2003, Charles H. Finn Jr., a member of the board of directors of Ocean West Holding Corporation resigned for personal reasons. Mr. Finn’s resignation was not because of any disagreement with the Company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

Date: July 2, 2003	OCEAN WEST HOLDING CORPORATION

	By:	/S/ Daryl S. Meddings
Daryl S. Meddings Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)